UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2018 (June 1, 2018)

Covia Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38510	13-2656671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Summit Park Drive, Suite 700, Independence, Ohio	44131
(Address of principal executive offices)	(Zip Code)

Telephone: (800) 255-7263

(Registrant’s telephone number, including area code)

8834 Mayfield Road, Chesterland, Ohio 44131

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, on June 1, 2018, Covia Holdings Corporation, a Delaware corporation (the “Company”), consummated the business combination transaction contemplated by the Agreement and Plan of Merger, dated as of December 11, 2017 (the “Merger Agreement”), by and among the Company, Fairmount Santrol Holdings Inc., a Delaware corporation (“Fairmount Santrol”), SCR-Sibelco NV, a privately-owned Belgian company, Bison Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of the Company (“Merger Sub”), and Bison Merger Sub I, LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Company (“Merger Sub LLC”). Pursuant to the Merger Agreement, on June 1, 2018, Merger Sub merged with and into Fairmount Santrol, with Fairmount Santrol continuing as the surviving corporation (the “Merger”), followed immediately by the merger of Fairmount Santrol with and into Merger Sub LLC, with Merger Sub LLC continuing as the surviving entity and a direct wholly owned subsidiary of the Company.

On June 6, 2018, the Company filed a Current Report on Form 8-K (the “Original Report”) to report the completion of the Merger and related transactions. This amendment to the Original Report is being filed to provide the pro forma financial information required by Item 9.01(b) of Form 8-K. This amendment makes no other amendments to the Original Report.

Item 9.01 Financial Statements and Exhibits

Pro Forma Financial Information

The unaudited pro forma combined financial statements of the Company giving effect to the Merger and related transactions as of and for the three months ended March 31, 2018 and for the year ended December 31, 2017 are filed as Exhibit 99.1 and are incorporated herein by reference.

Exhibits

The exhibit listed on the exhibit index at the end of this Current Report on Form 8-K is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined financial statements of Covia Holdings Corporation, giving effect to the Merger and related transactions, as of and for the three months ended March 31, 2018 and for the year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Covia Holdings Corporation

Dated: August 10, 2018	By:	/s/ Andrew D. Eich
Name: Andrew D. Eich Title: Executive Vice President and Chief Financial Officer